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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2004




                           CAPITAL LEASE FUNDING, INC.
             (Exact name of registrant as specified in its charter)


           Maryland                     1-32039                 52-2414533

(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)


110 Maiden Lane, New York, NY                                      10005

(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code:  (212) 217-6300



(Former name or former address, if changed since last report.)
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Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit            Description
          -------            -----------
          Exhibit 99.1       Press Release of Capital Lease Funding, Inc. dated
                             May 13, 2004 (furnished pursuant to Item 12).

Item 12.  Results of Operations and Financial Condition.

         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Capital Lease Funding, Inc. (the "Company") insofar as they disclose historical information regarding the Company's results of operations or financial condition for the first quarter ended March 31, 2004.

         On May 13, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPITAL LEASE FUNDING, INC.

                                      By:    /s/ SHAWN P. SEALE
                                          -----------------------------
                                          Shawn P. Seale
                                          Senior Vice President, Chief Financial
                                           Officer and Treasurer



DATE: May 13, 2004